UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2012

WHITEMARK HOMES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-32501	25-1302097
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7350 S. Tamiami Trail, Suite #64
Sarasota, FL 34231
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (941) 915-3319

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.0.  1Other Events

    The Company’s address is:

7350 S. Tamiami Trail, Suite #64
Sarasota, FL 34231

    The Company’s telephone number is:

(914) 915-3319

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2012
WHITEMARK HOMES, INC.

By:	/s/ Barry Reese
Barry Reese, President